Exhibit 99.1

Cano Health Announces Appointment of Two New Independent Directors

Patricia Ferrari and Carol Flaton to Enhance the Board’s and

Management’s Ongoing Strategic, Operational and Financing Initiatives

Cano Health, Inc. (“Cano Health” or the “Company”) (NYSE: CANO), a leading value-based primary care provider and population health company, today announced the appointment of Patricia Ferrari and Carol Flaton to its Board of Directors. Ms. Ferrari and Ms. Flaton bring broad business experience and deep financial expertise, with proven track records of advising companies on strategies to improve operations and financial performance, as well as strengthening their capital structures.

Solomon Trujillo, non-executive Chairman of the Board, said: “The Board has been focused on ensuring we have the right mix of skills and insights to create value for our stakeholders as we reposition the Company and address our challenges. We look forward to benefitting from Trish and Carol’s significant expertise, fresh perspectives, and broad range of operational, financial, and business transformation experience as we advance our ongoing efforts to enhance liquidity, strengthen our balance sheet, and unlock Cano Health’s full potential.”

Additionally, the Board has established a Finance Committee to oversee the Company’s ongoing comprehensive exploration of a range of financing initiatives and evaluation of strategic alternatives. As detailed in the Company’s financial results for the third quarter ended September 30, 2023, ongoing efforts to generate additional liquidity and strengthen the Company’s balance sheet include, but are not limited to:

•	streamlining and simplifying the organization to improve efficiency and reduce costs;

•	considering a sale of the Company or all or substantially all of its assets; and/or

•	exploring the sale of certain lines of its business.

The Board has appointed Ms. Ferrari and Ms. Flaton, along with current director Angel Morales, to serve on the Finance Committee, with Ms. Flaton serving as Chair. The Board also appointed Ms. Flaton as a member of the Board’s Audit Committee and Ms. Ferrari to serve on the Compensation Committee.

About Carol Flaton

Ms. Flaton has provided financial advisory services and served as an independent director for both public and private companies since 2019. From 2014 to 2019, Ms. Flaton was a Managing Director at AlixPartners LP. Prior to that, Ms. Flaton was a Managing Director at Lazard Freres & Co. LLC, a Managing Director at Citigroup Inc. and a Managing Director at Credit Suisse First Boston. Ms. Flaton currently serves as a member of the Board of Directors of Genesis Care Finance Pty, Ltd., Hornblower Holdings LLC, Resolute Investment Managers, Inc., and as Independent Manager of Matterhorn Parent, LLC (d/b/a Hearthside Food Solutions).

Ms. Flaton earned her Bachelor of Science and Bachelor of Arts degree from the University of Delaware and her M.B.A. from the International Institute of Management Development.

About Patricia Ferrari

Ms. Ferrari is a consultant to corporate executives and boards of directors. Previously, she was a Managing Director at MBIA Inc., serving as its Head of Restructuring and Remediation since 2014. Prior to this, she served as one of the founding partners of the New York office of King & Spalding, a U.S.-based international corporate law firm headquartered in Atlanta.

Ms. Ferrari earned her Bachelor of Arts degree from Southern Illinois University and her Juris Doctor degree from Vanderbilt University.

Forward-Looking Statements: This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to future events and involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import, including, without limitation: (i) the Company’s expected benefits from appointing Mses. Ferrari and Flaton to the Board of Directors and creating the Finance Committee, including, without limitation, that Mses. Ferrari and Flaton will enhance the board’s and management’s ongoing strategic, operational, and financing initiatives and advance the Company’s ongoing efforts to enhance liquidity, strengthen its balance sheet and unlock the Company’s full potential; (ii) the Company’s plans to focus on ensuring it has the right mix of skills and insights to create value for its stakeholders as it repositions the Company and address its challenges; (iii) the Company’s plans and expectations from the Finance Committee overseeing the Company’s ongoing comprehensive exploration of a range of financing initiatives and evaluation of strategic alternatives; and (iv) the Company’s expectations from its ongoing efforts to generate additional liquidity and strengthen the balance sheet, including, but not limited to, streamlining and simplifying the organization to improve efficiency and reduce costs, considering a sale of the Company or all or substantially all of its assets and/or exploring the sale of certain lines of its business. These forward-looking statements are based on information available to us at the time of this release and our current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based on many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known or unknown factors, and it is impossible for us to anticipate all factors that could affect our actual results. It is uncertain whether any of the events anticipated by our forward-looking statements will transpire or occur, or if any of them do, what impact they will have on our results of operations and financial condition. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in our forward-looking statements include, among others, changes in market or industry conditions, changes in the regulatory environment, competitive conditions, and/or consumer receptivity to our services; changes in our strategy, future operations, prospects and plans; developments and uncertainties related to the Direct Contracting Entity program; our ability to realize expected financial results; our ability to predict and control our medical cost ratio; our ability to maintain our relationships with health plans and other key payors; our future capital requirements and sources and uses of cash, including funds to satisfy our liquidity needs; our ability to attract and retain members of management and our Board of Directors; and/or our ability to recruit and retain qualified team members and independent physicians. Actual results may also differ materially from such forward-looking statements for a number of other reasons, including those set forth in our filings with the SEC, including, without limitation, the risk factors identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 15, 2023, as amended by our Annual Report on Form 10-K/A, filed with the SEC on April 7, 2023 (the “2022 Form 10-K”), as well as our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that we have filed or will file with the SEC during 2023 and 2024 (which may be viewed on the SEC’s website at http://www.sec.gov or on our website at http://www.investors.canohealth.com/ir-home), as well as reasons including, without limitation, delays or difficulties in, and/or unexpected or less than anticipated results from (i) appointing Mses. Ferrari and Flaton to the Board of Directors and creating the Finance Committee, such as due to the Company’s inability, in whole or in part, to enhance its ongoing strategic, operational, and financing initiatives and/or advance its ongoing efforts to enhance liquidity, strengthen its balance sheet and unlock the Company’s full potential, whether due to higher costs, less than expected liquidity and/or other adverse factors; (ii) its efforts to create value for its stakeholders by repositioning the Company and addressing its challenges, whether due to higher costs, less than expected liquidity and/or other adverse factors; (iii) the Finance Committee overseeing the Company’s ongoing comprehensive exploration of a range of financing initiatives and evaluation of strategic alternatives, such as delays in and/or its inability, in whole or in part, to consummate one or more financing transactions and/or sale transactions, whether due to adverse market conditions, higher costs, less than expected liquidity and/or other adverse factors; and/or (iv) its ongoing efforts to generate additional liquidity and strengthen its balance sheet by streamlining and simplifying the organization to improve efficiency and reduce costs, considering a sale of the Company or all or substantially all of its assets and/or exploring the sale of certain lines of its business, such as due to delays in realizing sequential operating performance improvement and/or our inability, in whole or in part, to optimize our operations to improve patient outcomes and lower medical costs by improving payor relations and affiliate partnerships, reducing high-cost emergency room visits, improving our generic dispensing rate, enhancing our arrangements with specialty networks, and/or strengthening our patient engagement programs and/or delays in and/or the Company’s inability, in whole or in part, to consummate one or more financing transactions and/or sales transactions. For a detailed discussion of the risks and uncertainties that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements, please refer to our risk factor disclosure included in our filings with the SEC, including, without limitation, our 2022 Form 10-K. Investors should evaluate all forward-looking statements made in this press release in the context of these risks and uncertainties. Factors other than those listed above could also cause our results to differ materially from expected results. Forward-looking statements speak only as of the date they are made and, except as required by law, we undertake no obligation or duty to publicly update or revise any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the issuance of this press release. Additionally, the business and financial materials and any other statement or disclosure on or made available through our websites or other websites referenced in this press release shall not be incorporated by reference into this press release.

About Cano Health

Cano Health (NYSE: CANO) is a high-touch, technology-powered healthcare company delivering personalized, value-based primary care to approximately 310,000 members. Founded in 2009, with its headquarters in Miami, Florida, Cano Health is transforming healthcare by delivering primary care that measurably improves the health, wellness, and quality of life of its patients and the communities it serves through its primary care medical centers and supporting affiliated providers. For more information, visit canohealth.com or investors.canohealth.com.